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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of report : February 27, 2003
              (Date of earliest event reported): February 18, 2003


                             Grant Geophysical, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       333-89863*               76-0548468
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)




                                 16850 Park Row
                                Houston, TX 77084
               (Address of Principal Executive Offices) (Zip Code)





       Registrant's telephone number, including area code: (281) 398-9503

*The Commission file number refers to a Form S-1 registration statement filed by the registrant under the Securities Act of 1933, which became effective January 12, 2000.

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ITEM 5.  OTHER EVENTS

      A. DEFAULT ON INTEREST PAYMENT TO HOLDERS OF 9 3/4% SENIOR NOTES DUE 2008

      On February 18, 2003, due to insufficient cash on hand and lack of availability under the Company's credit facility (the "Credit Facility") with Elliott Associates, L.P. ("Elliott"), the Company was not able to make the $2.1 million interest payment on the 9 3/4% Senior Notes due 2008 (the "Senior Notes") on that date as required by the indenture under which the notes were issued. The indenture provides a 30 day grace period for the Company to make the payment before an event of default occurs under the indenture. The Company does not expect to be able to fulfill the interest payment obligation through its cash flow from operations during this grace period. As of the date of this report, Elliott has refused to make any additional credit available to the Company for the purpose of making the interest payment. Further, due to the current financial condition of the Company, it is unlikely that any alternative financing will be able to be obtained. Therefore, unless Elliott, in its sole and absolute discretion, permits the Company to borrow additional amounts under the Credit Facility or alternative financing is obtained, the Company is unlikely to be able to make the interest payment on or before March 20, 2003, the end of the 30 day grace period, which would result in an event of default under the indenture.

      If an event of default under the indenture occurs because the Company fails to make its required interest payment on or before March 20, 2003, the end of the 30 day grace period, or upon any other events of default under the indenture, the trustee could take the steps necessary to cause that debt to become immediately due and payable. Additionally, the failure to make the February 18, 2003 interest payment constitutes a default under the Credit Facility and will become an event of default under such facility at the end of the grace period if such payment has not previously been made. Moreover, under current circumstances other defaults have occurred under the Credit Facility (see below). Accordingly, the Company expects to continue to classify any otherwise long-term debt under the Credit Facility as current in the Company's financial statements for the foreseeable future. As stated below, the Company has agreed that an event of default has occurred under the Credit Facility, entitling Elliott to accelerate the maturity of amounts outstanding under the Credit Facility as set forth below. In addition, so long as any defaults under the Credit Facility (including not making the interest payment on the Senior Notes) is continuing, Elliott is entitled to refuse to advance additional amounts to the Company under the revolving facility. If Elliott were to accelerate amounts due under the Credit Facility or upon other events of default under the indenture for the Senior Notes, including not making the interest payment within the 30 day grace period, the trustee could take the steps necessary to cause that debt to become immediately due and payable. Accordingly, the Company expects to continue to classify any otherwise long-term debt related to the Senior Notes as current in the Company's financial statements for the foreseeable future. If any of the Company's debt was accelerated, it would be unlikely that the Company would be able to continue its operations without seeking protection from its creditors under the federal bankruptcy code.

      B. EXTENSION OF WAIVER PERIOD ON CREDIT FACILITY

      On February 20, 2003, the Ninth Amendment to the Credit Facility was supplemented to suspend, through and including March 7, 2003, the Company's obligation to remit proceeds of accounts received that would have otherwise had to be submitted to Elliott. Additionally, the Credit Facility was amended to allow for any payments due on account of the Obligations under the Credit Facility from and after January 24, 2003 to and including March 7, 2003 to be due and payable on March 8, 2003.

      The Company has agreed that the suspension of payments and remittance of proceeds described in the preceeding paragraph constitutes an event of default under the Credit Facility which entitles Elliott to accelerate the maturity of all amounts owing under the Credit Facility and to exercise remedies to collect such amounts as provided under the Credit Facility and the security agreements and other documents securing amounts owing under the Credit Facility. Elliott has agreed to forebear from accelerating amounts due under the Credit Facility on account of such event of default


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until March 8, 2003. Accordingly, the Company expects to continue to classify any otherwise long-term debt under the Credit Facility as current in the Company's financial statements for the foreseeable future. If Elliott were to accelerate amounts due under the Credit Facility or upon other events of default under the indenture for the Senior Notes, the trustee could take the steps necessary to cause that debt to become immediately due and payable. Accordingly, the Company expects to continue to classify any otherwise long-term debt related to the Senior Notes as current in the Company's financial statements for the foreseeable future. If any of the Company's debt was accelerated, it would be unlikely that the Company would be able to continue its operations without seeking protection from its creditors under the federal bankruptcy code.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

      From time to time, information provided by the Company, statements by its employees or information included in written material, such as press releases and filings (including this Form 8-K Current Report) with the Securities and Exchange Commission (including portions of the "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and certain other sections contained in such filings) may contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995.

      Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such forward-looking statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results of current and future operations may vary materially from those anticipated, estimated or projected. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

      Among the factors that will have a direct bearing on the Company's results of operations and the oil and gas services industry in which it operates are the effects of rapidly changing technology; the presence of competitors with greater financial resources; operating risks inherent in the oil and gas services industry; regulatory uncertainties; worldwide political stability and economic conditions and other risks associated with international operations, including foreign currency exchange risk; and the Company's successful execution of its strategy and internal operating plans. More detailed information about those factors is contained in the Company's filings with the Securities and Exchange Commission.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            Each exhibit identified below is filed as part of this report


Exhibit No.         Description
-----------         -----------

10.1 Third Supplement to Ninth Amendment to Loan and Security Agreement, dated as of February 20, 2003, by and among the Registrant and Elliott Associates, L.P.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GRANT GEOPHYSICAL, INC.,

Date:  February 27, 2003                    By:       /s/ JAMES BLACK
                                                --------------------------------
                                                          James Black
                                                    Chief Financial Officer
                                                 (Principal Financial Officer)





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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   10.1 Third Supplement to Ninth Amendment to Loan and Security Agreement, dated as of February 20, 2003, by and among the Registrant and Elliott Associates, L.P.